Q2 2025 INVESTOR PRESENTATION August 4, 2025 NYSE: SPNT

Basis of Presentation and Non-GAAP Financial Measures: Unless the context otherwise indicates or requires, as used in this presentation references to “we,” “our,” “us,” the “Company,” and "SiriusPoint" refer to SiriusPoint Ltd. and its directly and indirectly owned subsidiaries, as a combined entity, except where otherwise stated or where it is clear that the terms mean only SiriusPoint Ltd. exclusive of its subsidiaries. We have made rounding adjustments to reach some of the figures included in this presentation and, unless otherwise indicated, percentages presented in this presentation are approximate. In presenting SiriusPoint’s results, management has included financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (“GAAP”). SiriusPoint’s management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of SiriusPoint’s financial performance, identifying trends in our results and providing meaningful period-to-period comparisons. Core underwriting income, Core net services income, Core income, Core combined ratio, accident year loss ratio, accident year combined ratio, attritional loss ratio and attritional combined ratio are non-GAAP financial measures. Management believes it is useful to review Core results as it better reflects how management views the business and reflects the Company’s decision to exit the runoff business. Book value per diluted common share excluding accumulated other comprehensive income (loss) ("AOCI") and tangible book value per diluted common share, as presented, are non-GAAP financial measures and the most directly comparable U.S. GAAP measure is book value per common share. Management believes it is useful to exclude AOCI because it may fluctuate significantly between periods based on movements in interest and currency rates. Management believes the effects of intangible assets are not indicative of underlying underwriting results or trends and make book value comparisons to less acquisitive peer companies less meaningful. Underlying net income is a non-GAAP financial measure and the most directly comparable U.S. GAAP measure is net income. Underlying net income excludes items which we believe are not indicative of the operations of our underlying businesses, including realized and unrealized gains (losses) on strategic and other investments and liability-classified capital instruments, income (expense) related to loss portfolio transfers, deferred tax assets attributable to the enactment of the Bermuda corporate income tax, development on COVID-19 reserves resulting from the COVID-19 reserve study performed concurrently with the settlement of the Series A Preference shares in the third quarter of 2024, and foreign exchange gains (losses). We believe it is useful to review underlying net income as it better reflects how we view the business, as well as provides investors with an alternative metric that can assist in predicting future earnings and profitability that are complementary to GAAP metrics. Underlying return on average common shareholders’ equity is calculated by dividing underlying net income available to SiriusPoint common shareholders for the period by the average common shareholders’ equity, excluding AOCI. Management believes it is useful to exclude AOCI because it may fluctuate significantly between periods based on movements in interest and currency rates. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measure is contained in our Form 10-Q, earnings release or financial Supplement for the quarter ended June 30, 2025. Safe Harbor Statement Regarding Forward-Looking Statements: This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. The Company cautions you that the forward-looking information presented in this presentation is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this presentation. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “believes,” “intends,” “seeks,” “anticipates,” “aims,” “plans,” “targets,” “estimates,” “expects,” “assumes,” “continues,” “guidance,” “should,” “could,” “will,” “may” and the negative of these or similar terms and phrases. Specific forward-looking statements in this presentation include, but not limited to, statements regarding the trend of our performance as compared to the previous guidance, the future success from our strategic transaction with CMIG, the current insurtech market trends, our ability to generate shareholder value and whether we will continue to have momentum in our business in the future. Actual events, results and outcomes may differ materially from the Company’s expectations due to a variety of known and unknown risks, uncertainties and other factors. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: our ability to execute on our strategic transformation, including re-underwriting to reduce volatility and improve underwriting performance, de-risking our investment portfolio, and transforming our business; the impact of unpredictable catastrophic events, including uncertainties with respect to losses from health pandemics across many classes of insurance business and the amount of insurance losses that may ultimately be ceded to the reinsurance market, supply chain issues, labor shortages and related increased costs, changing interest rates and equity market volatility; inadequacy of loss and loss adjustment expense reserves, the lack of available capital, and periods characterized by excess underwriting capacity and unfavorable premium rates; the performance of financial markets, impact of inflation and interest rates, and foreign currency fluctuations; our ability to compete successfully in the insurance and reinsurance market and the effect of consolidation in the insurance and reinsurance industry; technology breaches or failures, including those resulting from a malicious cyber-attack on us, our business partners or service providers; the effects of global climate change, including wildfires, and increased severity and frequency of weather-related natural disasters and catastrophes and increased coastal flooding in many geographic areas; geopolitical uncertainty, including the ongoing conflicts in Europe and the Middle East and the uncertainty from policies under the current presidential administration in the U.S.; global economic uncertainty caused by the imposition and/or announcement of tariffs imposed on the import of certain goods into the U.S. from various countries which may have unpredictable consequences including, but not limited to, inflation or trade wars, potential impact on the Company’s credit and mortgage business and potential increase in credit spread which could impact the Company’s short-term capital and liquidity; our ability to retain key senior management and key employees; a downgrade or withdrawal of our financial ratings; fluctuations in our results of operations; legal restrictions on certain of SiriusPoint’s insurance and reinsurance subsidiaries’ ability to pay dividends and other distributions to SiriusPoint; the outcome of legal and regulatory proceedings and regulatory constraints on our business; reduced returns or losses in SiriusPoint’s investment portfolio; our exposure or potential exposure to corporate income tax in Bermuda and the E.U., U.S. federal income and withholding taxes and our significant deferred tax assets, which could become devalued if we do not generate future taxable income or applicable corporate tax rates are reduced; risks associated with delegating authority to third party managing general agents; future strategic transactions such as acquisitions, dispositions, investments, mergers or joint ventures; and other risks and factors listed under "Risk Factors" in the Company's most recent Annual Report on Form 10-K and other subsequent periodic reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date made and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. 2 DISCLAIMER

AGENDA 3 Highlights & Strategic Update Scott Egan, Group CEO Second Quarter & Half Year Results Update Jim McKinney, Group CFO Q&A

Highlights & Strategic Update

SIRIUSPOINT OVERVIEW

Drive excellence as a **best-in-class underwriter**, with a diverse portfolio of **low-volatility** specialty lines, that targets a **12-15% ROE across the cycle**



Other Specialties
Energy
Environmental
Marine
Credit
Surety
Aviation/Space
Casualty
31%
Accident & Health
26%
Property
15%
8%
7%
6%
4%

- Relentless Focus on Underwriting
- Disciplined and Agile Capital Allocator
- Dynamic Multi-Channel Global Access
- Strong Balance Sheet with Robust Risk Management

Outlook upgraded from 'Stable' to 'Positive' in 2025 by AM Best and Fitch

Gross Premiums Written[1]	Total Capitalization[2]	Total Assets	BSCR Ratio[3]	Financial Strength Rating[4]
$3.4bn	$2.8bn	$12.4bn	223%	A-

Notes: Pie Chart represents Trailing Twelve Months Gross Premiums Written. [1] Gross Premiums Written on a Trailing Twelve Months basis. [2] Represents total shareholders' equity plus debt capital. [3] SiriusPoint Group Bermuda Solvency Capital Ratio calculated as available economic capital and surplus divided by the enhanced capital requirement. Q2'25 figure is an estimate. [4] Financial Strength Ratings according to S&P, AM Best and Fitch. Moody's FSR of A3.

5

6 CONTINUED GROWTH WITH FURTHER EARNINGS IMPROVEMENT Notes: [1] Reflects Core segment. [2] Underlying Diluted Earnings Per Share is a non-GAAP measure. See page 2 for further details and Appendix 2 on slide 26 for a reconciliation. [3] Diluted Book Value Per Common Share excluding accumulated other comprehensive income. [4] Underlying return on equity represents a non-GAAP measure. See page 2 for further details and Appendix 3 on slide 27 for a reconciliation to return on equity. [5] SiriusPoint Group Bermuda Solvency Capital Ratio calculated as available economic capital and surplus divided by the enhanced capital requirement. Q2'25 figure is an estimate. BVPS (ex. AOCI)3 $15.64 Underlying Return on Equity4 15.4% BSCR Ratio5 223% Gross Premiums Written1 +10% Core Combined Ratio +11% QTD YTD 89.5% 92.4% QTD YTD Underlying Earnings Per Share2 $0.66 $1.17 QTD YTD Q2 Core COR improved 3.8 ppts to 89.5%, marking 11 consecutive quarters of UW profit Fifth consecutive quarter of double-digit gross written premium growth Underlying Return on Equity4 of 17.0% in Q2 contributes to 15.4% at HY Q2 Underlying EPS2 up 120% YoY to $0.66 Book Value Per Share growth of +4% in the quarter and +10% year to date YTD [Expecting to insert Project Comet comment]/ 1.5 point further improvement in the Core attritional combined ratio in the quarter

RESHAPED PLATFORM ENABLING PROFITABLE GROWTH

SiriusPoint

2022-2023: Turnaround

- ✓ Exit from non-core International Property, Cyber & Workers' Compensation
- ✓ De-risked investment portfolio
- ✓ Underwriter compensation structure aligned to shareholder interests
- ✓ >$50m of run-rate cost savings
- ✓ Significant improvement on employee engagement metrics

132%
Cumulative TSR to date[1]

2024: Major Reshaping

- ✓ LPTs covering $2.1bn of reserves from exited business, with >95% limit remaining
- ✓ External validation of reserving prudence, with 15 consecutive quarters of favorable PYD at FY 24
- ✓ Settlement of Merger Instruments eliminated dilution and removes volatility
- ✓ $100m off-Balance Sheet MGA value recognized
- ✓ Simplification of capital structure through share buyback and debt actions

228%
Cumulative TSR to date[1]

$1.0bn
Capital returned to shareholders

2025: Profitable Growth

- ✓ ROE target of 12-15% 'across the cycle' and within range at HY 25
- ✓ Eleventh consecutive quarter of UW profit
- ✓ 2.3 point improvement in HY 25 attritional combined ratio year over year
- ✓ Fifth consecutive quarter of double-digit premium growth[2]
- ✓ Low volatility portfolio with PMLs reduced by >40% and growth in Specialty and A&H
- ✓ Strong capital position, with BSCR ratio improved to 223%

292%
Cumulative TSR to date[1]

Notes: [1] Total Shareholder return calculated from September 21, 2022, when the management changes occured. 2025 figure calculated until August 1, 2025. [2] On continuing lines business within our Core segment.

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$11.59 $12.41 $12.63 $12.91 $13.33 $13.74 $14.47 $14.25 $14.64 $15.15 $15.64 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 $87.3 $70.2 $84.5 $74.7 $36.6 $107.9 $57.8 $94.3 $43.5 $61.0 $78.1 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 8 TRACK RECORD OF ATTRACTIVE EARNINGS AND VALUE CREATION Notes: [1] Underlying Net Income represents a non-GAAP measure. See page 2 for further details and Appendix 1 on slide 25 for a reconciliation to net income. [2] Book Value per Diluted Common Share excluding accumulated other comprehensive income. [3] Underlying return on equity represents a non-GAAP measure. See page 2 for further details and Appendix 3 on slide 27 for a reconciliation to return on equity. Underlying Net Income1 Book Value Per Share (ex. AOCI)2 $ numbers in USD millions, except per share data +35% Gro wth Long-Term Value Framework 12.8% 14.6% 15.4% Underlying Return on Equity FY 23 FY 24 HY 25 Target niche and growing markets where we have a competitive advantage and a right to win Act nimbly, actively managing portfolio to optimize capital returns Manage volatility and diversify earnings streams to produce a 12-15% ROE across the cycle 3 +35% Growth YoY

90.1% 89.1% 94.2% 92.2% 91.7% 92.1% 89.2% 90.2% 90.2% 90.5% 91.3% 93.7% 96.2% 97.5% 97.9% 103.9% 101.6% 101.3% 99.4% 93.9% 93.7% 92.4% 93.0% 92.0% 91.3% 92.2% 91.1% Peer Average SiriusPoint Core (ex. LPT Benefit) Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Q2 25 9 PROGRESS TOWARDS OUR AIM OF BEST-IN-CLASS UNDERWRITING Notes: [1] Peer average includes AFG, AIG, Arch, AXIS, Chubb, Everest, Fidelis, Hamilton, James River, Markel, Renaissance Re, RLI, Selective, Skyward Specialty, Travelers, W.R. Berkley. [2] Q2'25 peer average not shown as various peers are still to report. Trailing Twelve Months Combined Ratio 1 +9.6 ppts +2.2 ppts Key Messages – SiriusPoint's Core combined ratio outperformed the peer average combined ratio in Q1'25 by 4.0 points – Portfolio actions taken have led to a 12.8 point improvement in SiriusPoint's trailing twelve months combined ratio compared to Q3'22 – Volatility of SiriusPoint's trailing combined ratio has significantly reduced since Q3'23, with continued reduction from targeted actions -4.0 ppts 2

10 STRONG GROWTH WHILST RETAINING UNDERWRITING DISCIPLINE Notes: [1] Reflects Core continuing lines premium for 2023 and 2024 which excludes business exited in 2022 and 2023. 32% 7% 4% 7% (7)% 22% 10% 21% 12% 10% 19% 12% 7% 3% 4% 7% 5% 15% 21% 17% Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Core Combined Ratio (ex. LPT Benefit)Premium Growth1 Reallocation of capital from 1/1 business to renewals later in the year 95.5% 91.1% 91.7% 93.8% 91.7% 92.5% 87.0% 83.7% 84.7% 89.6%6.6% 10.9% 96.8% 91.1% 92.9% 93.8% 91.7% 93.5% 88.9% 90.3% 95.6% 89.5% Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Catastrophe Loss Ratio Combined Ratio (ex. Catastrophe Losses) Gross Premiums Written Net Premiums Earned

11 SIRIUSPOINT FORWARD OUTLOOK Seasoned management team with demonstrable track record of execution Undervalued balance sheet with significant potential upside from MGAs Reshaped platform with renewed focus towards untapped opportunities Agile capital allocator with proven ability to move and optimize capital Healthy growth outlook with a track record of double-digit growth Attractive markets targeting underserved and defensible niches Our delivery targets a 12-15% return on equity across the cycle Strong underwriting culture with compensation fully aligned to shareholder value creation

Second Quarter and Half Year Results Update

Q2 2025 FINANCIAL RESULTS

SIRIUS POINT

Financial Highlights

$ numbers in USD millions	Q2'24	Q2'25
Gross Premiums Written	$843	**$930**
Net Premiums Written	$650	**$700**
COR (%)	93.3%	**89.5%**
UW Income	$37	**$68**
Net Services Fee Income	$10	**$9**
Total Investment Result[2]	$23	**$69**
Underlying Net Income[3]	$58	**$78**
Underlying Earnings Per Share[4]	$0.30	**$0.66**
	Q1'25	Q2'25
Common Shareholders' Equity[5]	$1,825	**$1,906**
Diluted Book Value Per Share (ex. AOCI)	$15.15	**$15.64**

CORE SEGMENT (Gross Premiums Written through Net Services Fee Income)

Key Comments

- GPW[1] up 10% YoY, with NPW[1] increasing by 8% and NPE[1] up 17%
- UW Income[1] up 83% YoY
- EPS of $0.50, or $0.66 on an underlying basis (up 120%YoY)
- Total net services fee income[1] of $9m
  - Increased 6% after normalizing for Income Statement geography change from Arcadian deconsolidation
- Investment result strong post CM Bermuda buyback asset reduction
  - NII of $68m on target with full year guidance ($265m to $275m)
- Other notable items impacting Q2'25 income:
  - $17m foreign exchange losses
  - $21m interest expense of which $8m relates to LPTs
  - 4.5 point YoY increase in effective tax rate was primarily attributable to the new Bermuda corporate income tax that became effective starting 2025
- Common shareholders' equity[5] increased 4% to $1.9bn

Notes: [1] Reflects Core segment. [2] Total investment result calculated as the sum of net realized and unrealized investment gains (losses), net realized and unrealized investment gains (losses) from related party investment funds and net investment income. [3] Underlying Net Income represents a non-GAAP measure. See page 2 for further details and Appendix 1 on slide 25 for a reconciliation. [4] Underlying Diluted Earnings Per Share is a non-GAAP measure. See page 2 for further details and Appendix 2 on slide 26 for a reconciliation. [5] Common shareholders' equity attributable to SiriusPoint common shareholders at end of period.

13

HY 2025 FINANCIAL RESULTS

SiriusPoint

Financial Highlights

$ numbers in USD millions	HY 24	HY 25
Gross Premiums Written	$1,723	**$1,920**
Net Premiums Written	$1,277	**$1,452**
COR (%)	92.5%	**92.4%**
UW Income	$81	**$96**
Net Services Fee Income	$30	**$28**
Total Investment Result[2]	$103	**$140**
Underlying Net Income[3]	$166	**$139**
Underlying Earnings Per Share[4]	$0.87	**$1.17**
	FY 24	Q2'25
Common Shareholders' Equity[5]	$1,737	**$1,906**
Diluted Book Value Per Share (ex. AOCI)	$14.64	**$15.64**

CORE SEGMENT (Gross Premiums Written through Net Services Fee Income)

Key Comments

- GPW[1] up 11% YoY, with NPW[1] increasing by 14% and NPE[1] up 19%
- UW Income[1] up 18% to $96m
- EPS of $0.98, or $1.17 on an underlying basis (up 35% YoY)
- Total net services fee income[1] of $28m
  - Increased 14% after normalizing for Income Statement geography change from Arcadian deconsolidation
- Investment result strong post CM Bermuda buyback asset reduction
  - NII of $139m on target with full year guidance ($265m to $275m)
- Other notable items impacting HY25 income:
  - $39m interest expense of which $16m relates to LPTs
  - $15m of foreign exchange losses
  - 6.4 point YoY increase in effective tax rate was primarily attributable to the new Bermuda corporate income tax that became effective starting 2025
- Common shareholders' equity[5] increased 10% to $1.9bn
- $1.00 increase to diluted book value per share (ex. AOCI)

Notes: [1] Reflects Core segment. [2] Total investment result calculated as the sum of net realized and unrealized investment gains (losses), net realized and unrealized investment gains (losses) from related party investment funds and net investment income. [3] Underlying Net Income represents a non-GAAP measure. See page 2 for further details and Appendix 3 on slide 27 for a reconciliation. [4] Underlying Diluted Earnings Per Share is a non-GAAP measure. See page 2 for further details and Appendix 2 on slide 26 for a reconciliation. [5] Common shareholders' equity attributable to SiriusPoint common shareholders at end of period.

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2.3 POINTS OF COMBINED RATIO EARNINGS QUALITY IMPROVEMENT

Trends in Attritional Combined Ratio[1]



Attritional Loss Ratio plus Total Expense Ratio[2]
93.2%
7.0%
26.0%
60.2%
Attritional COR (HY 24)
90.9%
6.4%
25.4%
59.1%
Attritional COR (HY 25)
OUE Ratio[3]
Acquisition Cost Ratio
Attritional Loss Ratio (Loss ratio excluding catastrophe losses and prior year development)

- 2.3 ppts of earnings quality improvement within Core segment business YoY when excluding catastrophe losses and PYD[4]
- 1.1 ppt improvement in attritional loss ratio and 0.6 ppts improvement in acquisition cost due to improving risk selection and business mix
- 0.6 ppts decrease in OUE ratio due to scaling benefits associated with NEP growth

Bridge to Core Combined Ratio



90.9%
6.4%
25.4%
59.1%
Attritional COR (HY 25)
(3.8)%
Prior Year Development
5.3%
Catastrophe Losses
92.4%
Core COR (HY 25)

- Core COR 1.5 ppts higher than attritional COR driven by catastrophe losses
- 5.3 ppts of catastrophe losses, relating entirely to California Wildfires during Q1
- 3.8 ppts or $48m of favorable PYD[4], relating to releases on prior Property events, Credit and Accident & Health

Notes: [1] Reflects Core business. [2] Total expense ratio calculated as the sum of acquisition cost ratio and other underwriting expense ratio. [3] OUE = Other Underwriting Expense. [4] PYD = Prior Year Development.

15

SIRIUS POINT

INSURANCE & SERVICES SEGMENT

Gross Premiums Written


$490
+14%
$560
$1,015
+18%
$1,196
Q2'24
Q2'25
HY 24
HY 25

Business Mix[1]


Property
8%
Other Specialties
18%
A&H
48%
Casualty
25%

Combined Ratio


94.6%
91.9%
95.9%
92.6%
Attritional COR[2]
96.0%
5.8%
25.5%
64.7%
89.3%
6.1%
26.5%
56.7%
97.1%
6.3%
25.1%
65.7%
91.6%
5.9%
26.3%
59.4%
OUE Ratio
Acq. Cost Ratio
Loss Ratio
Q2'24
Q2'25
HY 24
HY 25

Key Messages

- **Premium**
  Gross premiums written increased 14% in the quarter, contributing to a HY growth rate of 18%. On a net basis, written premiums increased by 15% in the quarter and 29% year to date in line with our strategy to grow our net position with MGA partners as we gain additional experience
- **Loss Performance**
  Second quarter loss ratio improved by 8.0 ppts, driven by a 4.0 ppt improvement in the attritional loss ratio due to shift in business mix, and favorable PYD increasing 3.1 ppts largely due to Accident & Health. The HY loss ratio improved 6.3 ppts, featuring 4.1 ppts of attritional loss improvement in line with the second quarter
- **Underwriting Result**
  Combined ratio improved by 6.7 ppts in the second quarter with the loss ratio improvement partially offset by expense ratio increases. On a half year basis, the combined ratio improved 5.5 ppts as the 6.3 improvement in the loss ratio and 0.4 ppt improvement in the OUE ratio was partially offset by a 1.2 ppt increase in the acquisition cost ratio

Notes: [1] Year to date. [2] Combined ratio excluding catastrophe losses and prior year development.

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REINSURANCE SEGMENT

SIRIUS POINT

Gross Premiums Written



$353
+5%
$370
$709
+2%
$725
Q2'24
Q2'25
HY 24
HY 25

Business Mix[1]



Property
31%
Other Specialties
36%
Casualty
33%

Combined Ratio



91.5%
91.5%
89.9%
88.7%
Attritional COR[2]
90.2%
7.9%
26.2%
56.1%
89.8%
7.7%
25.5%
56.6%
87.2%
7.7%
26.9%
52.6%
93.5%
7.1%
24.3%
62.1%
OUE Ratio
Acq. Cost Ratio
Loss Ratio
Q2'24
Q2'25
HY 24
HY 25

Key Messages

- **Premium**
  Gross premiums written grew 5% in the quarter, contributing to 2% growth year to date in line with our strategy to grow Reinsurance at a slower pace than Insurance & Services. Growth in the second quarter came from Other Specialties (22%) and Casualty (2%) while Property saw a reduction (5%) in gross premiums written
- **Loss Performance**
  Second quarter loss ratio increased by 0.5 ppts, predominantly due to a $9m large loss related to the Air India crash. HY loss ratio increased by 9.5 ppts with catastrophe losses up 10.5 ppts in relation to the California Wildfires from the fist quarter
- **Underwriting Result**
  Combined ratio decreased by 0.4 ppts in the second quarter driven by expense ratio improvements. On a HY basis the combined ratio increased 6.3 ppts as the increase in the catastrophe loss ratio was partially offset by a 2.6 improvement in the acquisition cost ratio and 0.6 improvement in the OUE ratio

Notes: [1] Year to date. [2] Combined ratio excluding catastrophe losses and prior year development.

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15.7% 7.9% 6.4% 4.6% 4.5% 4.3% 4.1% 3.5% 3.2% 2.7% 2.6% 1.9% 1.4% 0.6% 0.5% Company A Company H Company J Company C Company G Company I Company F Company D Company B Company E Company L Company K Company M SiriusPoint Company N 14.8% 10.5% 8.2% 7.1% 5.3% 5.3% 3.4% 3.2% 1.8% 1.4% Company A Company B Company C Company I Company L Company H Company G Company F Company D Company J SiriusPoint Company K Company E Company M Company N 22.5% 8.0% 7.3% 6.5% 6.5% 6.3% 5.5% 5.0% 5.0% 4.3% 2.6% 2.5% 2.5% 1.7% 0.8% Company A Company H Company F Company J Company C Company B Company G Company I Company D Company E Company K Company L SiriusPoint Company M Company N 25.3% 16.3% 11.4% 9.0% 7.8% 7.8% 6.0% 5.9% 5.5% 5.0% 4.3% 2.2% 1.6% 1.1% 0.6% Company A Company B Company C Company D Company E Company F SiriusPoint Company G Company H Company I Company J Company K Company L Company M Company N 18 REDUCTION OF CATASTROPHE LOSS VOLATILITY FY 2022 Catastrophe Loss Ratio 2022 FY 2023 Catastrophe Loss Ratio 2023 FY 2024 Catastrophe Loss Ratio 2024 HY 2025 Catastrophe Loss Ratio 2025 Notes: Peer companies include AFG, AIG, Arch, Aspen, AXIS, Chubb, Everest, Fidelis, Hamilton, Markel, Selective, Skyward Specialty, Travelers, W.R. Berkley. Earnings Release Pending

19 RESERVING PRUDENCE DEMONSTRATED BY PYD TRACK RECORD Notes: [1] Reflects consolidated results. [2] Q1'23 favorable prior year development excludes the one-off $102m benefit from the loss portfolio transfer. Favorable Prior Year Development1,2 $4.1 $3.8 $33.0 $24.7 $11.1 $38.9 $1.1 $30.6 $37.3 $34.2 $8.7 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 4.5% 3.3% 1.3% 2023 2024 HY 25 Reserve Releases as % of Opening Net Reserves1 $ numbers in USD millions – Seventeen consecutive quarters of favorable prior year development – External reserve review completed at FY 24 determined reserves were sufficiently prudent – Reserves reviewed quarterly by actuarial team and board – New business booked with reserve load in excess of pricing indications – LPTs continue to benefit from high levels of coverage in excess of reserves Key Comments $227 $490 $246 $244 $272 $207 LPT Limit Remaining in Excess of Reserves Reserved covered by LPT at 6/30 Compre LPT (Signed 2021) Compre LPT (Signed 2023) Enstar LPT (Signed 2024) Loss Portfolio Transfers LPT Buffer (as % of reserves)107% 56% 84%

14% 45% 22% 16% 3% $157 $139 HY 24 HY 25 FY 25 Guidance HIGH QUALITY INVESTMENT PORTFOLIO 20 $ numbers in USD millions Key Comments Notes: [1] FY 25 NII guidance based on internal modeling. [2] Third Point Enhanced Fund. [3] Other includes Strategic Investments, TP Ventures and Legacy & Other Alts. [4] Excludes short-term investments. $265-$2751 Net Investment Income – Q2'25 Net Investment Income of $68m contributes to HY 25 Net Investment Income of $139m ◦ Decreased YoY due to lower asset base following $733m CM Bermuda Investor Agreement – On track to hit FY 25 Net Investment Income guidance ($265m to $275m) – Duration fully matched for assets backing loss reserves at 3.1 years Credit Quality4Investment Balances by Asset Class 28% 19% 16% 15% 10% 6% 1% 4% AAA AA A BBB Not Rated / Below IG STI Corporate Other3 Portfolio Duration Avg. Credit Quality 3.0 years AA- Reinvestment Rate >4.5% Investment Result $140m MBS Government Cash ABS CLO TPE2 Q2'25 $6.1bn

225% 7% (9)% 223% (18)% 205% Q1'25 Capital Generated Capital Required Q2'25E Stress-Test Scenario Post-event Q2'25E 21 Notes: [1] SiriusPoint Group BSCR ratio calculated as available economic capital and surplus divided by the Bermuda solvency capital requirement as of March 31, 2025 and June 30, 2025, respectively. BSCR ratio is an estimate. [2] Q1'25 and Q2'25 capital mix is our internal view. [3] Equity Capital refers to total shareholders' equity and includes $200m of preference shares. STRONG AND DIVERSIFIED CAPITAL BASE – BSCR ratio optimized to maximize shareholder value whilst retaining prudence to withstand extreme 1-in-250 year stress-test scenarios – Capital mix remains highly diversified following the share repurchase – Company continues to monitor capital levels against regulatory and economic requirements 53% 55% 33% 32% 14% 13% Tier 1 Tier 2 Tier 3 Q1'25 Q2'25 BSCR Ratio Walk1 $ numbers in USD millions Stress-Test Scenario 1-in-250 year event (on a per occurrence basis net of reinstatements and after tax) Modeled Cost: $213m Strong Mix of Capital2 Key Comments Equity Capital3 Total Capital Debt Capital $2.1bn $0.7bn $2.8bn

SECURE BALANCE SHEET

$ numbers in USD millions

Debt-to-Capital[1]


27.2%
23.8%
24.8%
24.4%
FY 22
FY 23
FY 24
Q2'25

Liquidity


$973
$686
$506
$704
$682
Q2'24
Q3'24
Q4'24
Q1'25
Q2'25
Available dividend capacity from subsidiaries and HoldCo Investments[2]
Revolving Credit Facility undrawn capacity

Financial Strength Ratings (FSR)

Agency	Rating	Status
AM BEST	A- (POSITIVE)	OUTLOOK UPGRADED 4/25/25
S&P Global Ratings	A- (STABLE)	AFFIRMED 1/24/25
Fitch Ratings	A- (POSITIVE)	OUTLOOK UPGRADED 3/5/25
MOODY'S	A3 (STABLE)	AFFIRMED 3/12/25

Key Comments

- Debt to capital ratio[1] decreased slightly to 24.4%, within target range at Q2'25, and expected to continue to decrease throughout 2025
- Ample liquidity available from investable assets and credit facilities to support business operations
- Continue to operate the business against 'AA' rating requirement under S&P model
- Balance sheet continues to be undervalued, with consolidated MGAs held at book value of $83m producing $45m of TTM[3] net services fee income
- LPTs continue to have >95% of the limit remaining

Notes: [1] Debt to Capital Ratio calculated as debt divided by total capital. Total capital represents the sum of shareholders' equity and debt. Debt in this calculation excludes preference shares. [2] HoldCo Investments comprised of investment assets, cash and cash equivalents. [3] Trailing twelve months.

22

Thank You investors.siriuspt.com

Appendix

APPENDIX 1

RECONCILIATION OF UNDERLYING NET INCOME

SIRIUS POINT

	Q2'25	Q1 25	Q4 24	Q3 24	Q2 24	Q1 24	Q4 23	Q3 23	Q2 23	Q1 23	Q4 22
Net income (loss) available to SiriusPoint common shareholders	$ 59.2	$ 57.6	$ (21.3)	$ 4.5	$ 109.9	$ 90.8	$ 93.5	$ 57.5	$ 55.9	$ 131.9	$ (26.6)
Non-recurring adjustments:											
Gains on sale or deconsolidation of consolidated MGAs	—	—	—	—	(96.0)	—	—	—	—	—	—
(Gains) losses on strategic and other investments	—	0.5	34.3	3.4	52.9	(0.1)	15.4	17.2	3.7	3.9	25.7
MGA & Strategic Investment Rationalization	—	0.5	34.3	3.4	(43.1)	(0.1)	15.4	17.2	3.7	3.9	25.7
(Income) loss on settlement and change in fair value of liability-classified capital instruments ("CMIG Merger Instruments")	—	—	25.9	117.3	(10.6)	15.9	15.0	0.3	19.1	25.0	11.5
COVID-19 favorable reserve development[1]	—	—	—	(19.9)	—	—	—	—	—	—	—
CMIG Instruments & Transactions	—	—	25.9	97.4	(10.6)	15.9	15.0	0.3	19.1	25.0	11.5
(Income) expense related to loss portfolio transfers	6.6	5.9	28.9	1.9	5.8	8.0	2.1	4.5	(6.6)	(101.6)	—
Bermuda corporate income tax enactment	—	—	—	—	—	—	(100.8)	—	—	—	—
Restructuring costs	—	—	—	—	—	—	—	—	—	—	30.0
Foreign exchange (gains) losses	16.7	(2.2)	(12.9)	3.0	3.6	(3.7)	19.2	(1.8)	17.4	0.1	61.5
Income tax (expense) benefit on adjustments[2]	(4.4)	(0.8)	(11.4)	(15.9)	(7.8)	(3.0)	(7.8)	(3.0)	(5.0)	10.9	(14.8)
Underlying net income available to SiriusPoint common shareholders	**$ 78.1**	**$ 61.0**	**$ 43.5**	**$ 94.3**	**$ 57.8**	**$ 107.9**	**$ 36.6**	**$ 74.7**	**$ 84.5**	**$ 70.2**	**$ 87.3**

Notes: [1] This development, primarily related to business written by legacy Third Point Reinsurance Ltd., is the result of the COVID-19 reserve study performed concurrently with the settlement of the Series A Preference shares in the third quarter of 2024.
[2] An effective tax rate of 15% for 2022 to 2024 and 19% for 2025 is applied to the adjustments to calculate the income tax (expense) benefit, where applicable.

25

APPENDIX 2

RECONCILIATION OF UNDERLYING EARNINGS PER SHARE

SIRIUS POINT

	Q2'25	Q1 25	Q4 24	Q3 24	Q2 24	Q1 24	Q4 23	Q3 23	Q2 23	Q1 23	Q4 22
Diluted earnings per share available to SiriusPoint common shareholders	$ 0.50	$ 0.49	$ (0.13)	$ 0.03	$ 0.57	$ 0.49	$ 0.50	$ 0.32	$ 0.31	$ 0.74	$ (0.17)
Non-recurring adjustments:											
Gains on sale or deconsolidation of consolidated MGAs	—	—	—	—	(0.54)	—	—	—	—	—	—
(Gains) losses on strategic and other investments	—	—	0.21	0.02	0.30	—	0.09	0.10	0.02	0.02	0.16
MGA & Strategic Investment Rationalization	—	—	0.21	0.02	(0.24)	—	0.09	0.10	0.02	0.02	0.16
(Income) loss on settlement and change in fair value of liability-classified capital instruments ("CMIG Merger Instruments")	—	—	0.16	0.68	(0.06)	0.09	0.09	—	0.11	0.15	0.07
COVID-19 favorable reserve development[1]	—	—	—	(0.12)	—	—	—	—	—	—	—
CMIG Instruments & Transactions	—	—	0.16	0.56	(0.06)	0.09	0.09	—	0.11	0.15	0.07
(Income) expense related to loss portfolio transfers	0.06	0.05	0.18	0.01	0.03	0.05	0.01	0.03	(0.04)	(0.62)	—
Bermuda corporate income tax enactment	—	—	—	—	—	—	(0.58)	—	—	—	—
Restructuring costs	—	—	—	—	—	—	—	—	—	—	0.19
Foreign exchange (gains) losses	0.14	(0.02)	(0.08)	0.02	0.02	(0.02)	0.11	(0.01)	0.10	—	0.38
Income tax (expense) benefit on adjustments[2]	(0.04)	(0.01)	(0.07)	(0.09)	(0.04)	(0.02)	(0.04)	(0.02)	(0.03)	0.07	(0.09)
Effect of above adjustments allocated to participating shareholders	—	—	—	(0.02)	0.02	(0.01)	0.02	(0.01)	(0.01)	0.03	—
Underlying diluted earnings per share available to SiriusPoint common shareholders	**$ 0.66**	**$ 0.52**	**$ 0.27**	**$ 0.53**	**$ 0.30**	**$ 0.58**	**$ 0.20**	**$ 0.41**	**$ 0.47**	**$ 0.40**	**$ 0.54**

Notes: [1] This development, primarily related to business written by legacy Third Point Reinsurance Ltd., is the result of the COVID-19 reserve study performed concurrently with the settlement of the Series A Preference shares in the third quarter of 2024.
[2] An effective tax rate of 15% for 2022 to 2024 and 19% for 2025 is applied to the adjustments to calculate the income tax (expense) benefit, where applicable.

26

APPENDIX 3

RECONCILIATION OF UNDERLYING RETURN ON EQUITY

		HY 25		HY 24
Net income available to SiriusPoint common shareholders		$ 116.8		$ 200.7
Non-recurring adjustments:				
Gains on sale or deconsolidation of consolidated MGAs	—		(96.0)	
Losses on strategic and other investments	0.5		52.8	
MGA & Strategic Investment Rationalization		0.5		(43.2)
Losses on settlement and change in fair value of liability-classified capital instruments ("CMIG Merger Instruments")	—		5.3	
COVID-19 favorable reserve development[1]	—		—	
CMIG Instruments & Transactions		—		5.3
(Income) expense related to loss portfolio transfers		12.5		13.8
Foreign exchange (gains) losses		14.5		(0.1)
Income tax expense on adjustments [2]		(5.2)		(10.8)
Underlying net income available to SiriusPoint common shareholders		**$ 139.1**		**$ 165.7**
Underlying net income per diluted common share		***$ 1.17***		***$ 0.87***
Common shareholders' equity attributable to SiriusPoint common shareholders - beginning of period		$ 1,737.4		$ 2,313.9
Less: Accumulated other comprehensive (income) loss, net of tax		4.1		(3.1)
Common shareholders' equity attributable to SiriusPoint common shareholders ex AOCI - beginning of period		1,741.5		2,310.8
Common shareholders' equity attributable to SiriusPoint common shareholders - end of period		1,905.7		2,504.1
Impact of adjustments from above		22.3		(35.0)
Less: Accumulated other comprehensive (income) loss, net of tax		(46.5)		28.0
Common shareholders' equity attributable to SiriusPoint common shareholders ex AOCI - end of period		1,881.5		2,497.1
Average common shareholders' equity attributable to SiriusPoint common shareholders ex AOCI		**$ 1,811.5**		**$ 2,404.0**
Return on average common shareholders' equity attributable to SiriusPoint common shareholders		12.8 %		16.7 %
Underlying return on average common shareholders' equity attributable to SiriusPoint common shareholders ex AOCI		**15.4 %**		**13.8 %**

Notes: [1] This development, primarily related to business written by legacy Third Point Reinsurance Ltd., is the result of the COVID-19 reserve study performed concurrently with the settlement of the Series A Preference shares in the third quarter of 2024.
[2] For the six months ended June 30, 2025 and 2024, an effective tax rate of 19% and 15%, respectively, is applied to the adjustments to calculate the income tax expense, where applicable.

27

APPENDIX 4
PEOPLE: STRONG EMPLOYEE ENGAGEMENT AND TALENT JOINING

Employee Engagement Results[1]


2023
2024
Net Promoter Score[2]
29
Overall Engagement Score
82
Alignment
88
Leadership
87
Collaboration
85
Development
83
Recognition
83
Pride
79
Well-being
71

Talent Acquisition

Attracting strong talent who can help sustain our momentum and trajectory to becoming "Best-in-Class"



Philip Enan
Chief Strategy and Corporate Development Officer
25+ Years Industry Experience
Formerly: EVP at Chubb, BMO, Piper Jaffray



Andrew Pryde[3]
Chief Risk Officer
25+ Years Industry Experience
Formerly: Chief Risk Officer at Catalina Re, Beazley



Eleanor Gibson
Chief Underwriting Officer, International
25+ Years Industry Experience
Formerly: Credit Lines CUO at AIG, Lloyd's



James Anderson
Chief Pricing Actuary
20+ Years Industry Experience
Formerly: Partner at EY, Allianz, Brit, Swiss Re

Notes: [1] Overall engagement and drivers are scored 0 to 100. Average scores of 70 and above are considered a positive result, in line with the &Frankly external benchmark which is the average results of other organizations utilizing the &Frankly engagement survey (approximately 600 companies). Results are compared with the previous employee engagement surveys from Q2'24 and Q2'23. [2] The Net Promoter Score is scored -100 to 100, and based on the question "Would you recommend working at SiriusPoint to a friend?". Average scores of above 0 are considered 'good', scores between 20-30 are considered 'very good', which scores of 30 and above being 'exceptional'. [3] Joins September 2025.

28

$262m $204m $105m $101m Held Value <$5m Held Value $5-$10m Held Value $10-$20m Held Value >$20m Q4'22 Q4'23 Q4'24 Q2'25 29 STRATEGIC MGA INVESTMENTS Consolidated MGA Investments 100%-owned A&H 75%-owned Specialty Net Service Fee Income1 $45m Q2'25 Consolidated MGA Book Value $83m Non-Consolidated MGA Investment Rationalization $ numbers in USD millions 100%-Owned A&H Core Segment HY 25 Change HY 25 Change Service Revenue $118 +13% $120 (2)% Net Services Fee Income $28 +14% $28 (7)% Service Margin 23.6% +0.1ppts 22.9% (1.1)ppts APPENDIX 5 Notes: [1] Trailing twelve months.